                                                                      Exhibit 23

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-52252) of Johnson & Johnson of our report dated June 24, 2005 relating to the financial statements of the Johnson & Johnson Savings Plan for Union Represented Employees, which appears in this Form 11-K.

/s/ PricewaterhouseCoopers LLP
------------------------------

Florham Park, New Jersey
June 24, 2005